AMG Pantheon Infrastructure Fund, LLC
Consolidated Schedule of Portfolio Investments (unaudited)
June 30, 2026
	Initial Acquisition Date	Par Value/Shares	Cost	Value	Percent of Net Assets
Private Equity Co-Investments – 5.5%
AP Jaguar Co.-Invest (Parallel), L.P.(a)	1/7/26	(b)	$26,698,174	$28,054,266	5.5%
Secondary Private Investment Funds – 78.8%
Actis Long Life Infrastructure L.P.(a)	9/30/25	(b)	9,941,400	11,167,424	2.2%
BCP Infrastructure Fund(a)	1/5/26	(b)	7,676,967	10,149,066	2.0%
Carlyle Renewable and Sustainable Energy Fund II - EU, SCSp(a),(c)	1/12/26	(b)	1,490,182	1,968,169	0.4%
Carlyle Renewable and Sustainable Energy Fund, SCSp(a),(c)	1/12/26	(b)	7,334,149	9,395,068	1.8%
DigitalBridge Partners II, L.P.(a),(c)	6/30/26	(b)	41,553,130	44,113,522	8.7%
EnCap Parliament Co.-Invest B, L.P(a)	5/18/26	(b)	7,543,833	7,509,914	1.5%
EQT AI Infrastructure (No.2) SCSp (Luxembourg)(a)	3/25/26	(b)	26,100,000	33,511,069	6.6%
Golden NA Power Hold Co., LLC(a)	6/26/26	(b)	18,417,123	18,428,499	3.6%
Greenbelt Capital Partners Intersect CV L.P. (Portugal)(a)	9/11/25	(b)	118,074	7,484,999	1.5%
iCON Infrastructure Partners V-B, L.P.(a)	10/31/25	(b)	12,710,246	13,267,402	2.6%
iCON Infrastructure Partners VI-B, L.P.(a)	10/31/25	(b)	2,795,407	2,961,373	0.6%
InfraJoule V SCSp (Luxembourg)(a)	6/11/26	(b)	21,316,362	21,006,451	4.1%
InfraVia European Fund IV SCSp (Luxembourg)(a)	9/30/25	(b)	12,683,483	12,652,623	2.5%
ISQ Global Infrastructure Fund III (EU) L.P.(a)	9/30/25	(b)	12,375,274	13,627,731	2.7%
ISQ Global Infrastructure Fund III, L.P.(a)	12/31/25	(b)	14,463,250	16,121,295	3.2%
ISQ Magnum L.P.(a)	5/29/26	(b)	6,986,411	6,970,140	1.4%
ISQ Orchid Fund, L.P.(a)	5/29/26	(b)	2,300,443	2,313,779	0.5%
KKR Global Infrastructure Investors IV SCSp (Luxembourg)(a)	1/1/26	(b)	31,083,135	34,066,422	6.7%
MIE Core Infrastructure Feeder Fund SCSp (Luxembourg)(a)	2/27/26	(b)	11,811,739	13,136,580	2.6%
Pantheon InfraRed Digital Core Plus I L.P. (United Kingdom)(a)	4/2/26	(b)	22,045,503	23,161,641	4.6%
Pantheon InfraRed Digital Core Plus I L.P. (United Kingdom)(a)	4/2/26	(b)	19,329,352	22,572,995	4.5%
Stonepeak Ascend (Co.-Invest) Holdings (CYM) L.P. (Cayman Islands)(a)	4/9/26	(b)	25,208,542	24,357,006	4.8%
Stonepeak Infrastructure Fund III L.P.(a)	1/1/26	(b)	8,015,718	7,598,499	1.5%
Stonepeak Infrastructure Fund IV L.P.(a)	1/1/26	(b)	24,223,943	27,884,395	5.5%
TPG Rise Climate TI Avenger CI, L.P.(a)	6/3/26	(b)	11,393,691	11,413,337	2.2%
TPG Rise Climate, L.P.(a),(c)	12/31/25	(b)	1,838,275	2,313,972	0.5%
Total Secondary Private Investment Funds			360,755,632	399,153,371	78.8%
Short-Term Investments – 21.9%
Other Investment Companies – 21.9%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 3.60%(d),(e)		110,938,282	110,938,282	110,938,282	21.9%
Total Investments - 106.2%			498,392,088	538,145,919	106.2%
Other Assets, less Liabilities - (6.2%)(f)				(31,483,385)	(6.2)%
Net Assets - 100.0%				$506,662,534	100.0%

(a)	Investment is held by AMG Pantheon Infrastructure Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Infrastructure Fund, LLC (the “Fund”).
(b)	Investment does not issue shares.
(c)	All or part of the security is a delayed delivery transaction. The market value for delayed delivery investments at June 30, 2026, amounted to $39,066,548 or 7.7% of net assets.
(d)	Yield shown represents the June 30, 2026, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
(e)	A copy of the security's annual report to shareholders may be obtained without charge on the SEC's website (http://www.sec.gov).

AMG Pantheon Infrastructure Fund, LLC
Consolidated Schedule of Portfolio Investments (continued)
(f)	Includes net unrealized appreciation/(depreciation) on forward foreign currency exchange $7,485 contracts of which equates to less than 0.05% of net assets.
Open Forward Foreign Currency Exchange Contracts
Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty	Unrealized Appreciation
U.S. Dollar	23,291,382	Euro	20,300,000	09/30/26	Royal Bank of Canada	$7,485
					Total	$7,485
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of June 30, 2026:
	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Private Equity Co-Investments	—	—	—	$28,054,266	$28,054,266
Secondary Private Investment Funds	—	—	—	399,153,371	399,153,371
Short-Term Investments	$110,938,282	—	—	—	110,938,282
Total Investments	$110,938,282	—	—	$427,207,637	$538,145,919
Financial Derivative Instruments - Assets
Forward Foreign Currency Exchange Contracts	—	$7,485	—	—	$7,485
Total Financial Derivative Instruments	—	$7,485	—	—	$7,485
For the period ended June 30, 2026, there were no transfers in or out of Level 3.
The country/region allocation in the Consolidated Schedule of Investments at June 30, 2026, was as follows:
Country/Region	% of Total Investments
Cayman Islands	5.7%
Luxembourg	26.8%
Portugal	1.7%
United Kingdom	10.7%
United States	55.1%
100.0%
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.

Notes to Consolidated Schedule of Investments (unaudited)
June 30, 2026
1.  VALUATION OF INVESTMENTS
The Fund's portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by Pantheon Infra Advisors, LLC ("Pantheon" or the "Investment Manager") and under the general supervision of the Fund's Board of Directors (the "Board").
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.
Investments in open-end registered investment companies are valued at their end of day net asset value ("NAV") per share.
Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.
The valuation of underlying private capital funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimates valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the financial statements of the respective underlying fund). Following receipt of the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds. The general partner valuations will be used as the basis for daily valuations, with adjustments made as necessary through a third-party valuation provider. The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.
The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated.
The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.
Accounting principles generally accepted in the United States of America ("U.S. GAAP") defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.
The three-tier hierarchy of inputs is summarized below:
Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., forward foreign currency exchange contracts, debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)
Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

Notes to Consolidated Schedule of Investments (continued)
2.  PRIVATE INVESTMENTS
During the period ended June 30, 2026 the Fund purchased certain Investment Funds. Investors in Investment Funds usually commit to providing up to a certain amount of capital, which may be called when requested by the Investment Fund’s manager or general partner. The amount of capital that has not been called by the general partner—referred to as the unfunded commitment—may obligate the Fund to supply additional capital to the general partner on demand, representing a potential financial obligation by the Fund in the future. Once called, the general partner may make private infrastructure investments on behalf of the Investment Fund.
The following table represents investment strategies, unfunded commitments and redemptive restrictions of Investment Funds as of June 30, 2026:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption frequency	Notice (In Days)	Redemption Restrictions
Infrastructure(a)	$424,893,665	$84,033,481	Up to 7 years	N/A	N/A	N/A
Real Assets(b)	2,313,972	616,204	Up to 5 years	N/A	N/A	N/A
(a)	Funds that generally invest in long-lived infrastructure assets with regulated returns or long-term contracted cash flows, offering an expected component of current yield as assets mature and protection against inflation.
(b) Investments in infrastructure, renewables and energy infrastructure, natural resources, and asset-backed strategies.